UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 1, 2011

Walter Investment Management Corp.
(Exact name of registrant as specified in its charter)

Maryland	001-13417	13-3950486

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Bayport Drive, Suite 1100 Tampa, FL	33607

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (813) 421-7600
N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note
     On July 8, 2011, Walter Investment Management Corp. (the “Company”), filed a Current Report on Form 8-K (the “Original Form 8-K”) to report, among other things, that pursuant to the terms of a Membership Interest Purchase Agreement, dated as of March 25, 2011, by and among GTH LLC (the “Seller”), GTCS Holdings LLC (“Green Tree”) and the Company, the Company completed its acquisition (the “Acquisition”) of Green Tree from the Seller.
     As permitted under Item 9.01 of Form 8-K, the Company indicated in the Original Form 8-K that it would file the financial statements and the pro forma financial information required under Item 9.01 of Form 8-K within 71 calendar days after the date on which the Original Form 8-K was required to be filed. This Amendment No. 1 on Form 8-K/A amends the Original Form 8-K to include the required financial statements and pro forma financial information.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
     In connection with the Acquisition, the following financial statements of Green Tree are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively:
•	audited consolidated balance sheets of Green Tree as of December 31, 2010 and 2009, and the related audited consolidated statements of income, changes in members’ equity and cash flows for each of the two years in the period ended December 31, 2010;

•	audited consolidated balance sheets of Green Tree as of December 31, 2009 and 2008, and the related audited consolidated statements of income, changes in members’ equity and cash flows for each of the two years in the period ended December 31, 2009; and

•	condensed consolidated balance sheets of Green Tree as of June 30, 2011 (unaudited) and December 31, 2010, and the related unaudited condensed consolidated statements of income, changes in members’ equity and cash flows for the six months ended June 30, 2011 and 2010.
(b) Pro Forma Financial Information
     In addition, the following unaudited pro forma condensed combined financial information of the Company is attached hereto as Exhibit 99.4:
•	unaudited pro forma condensed combined income statement for the year ended December 31, 2010 and the unaudited pro forma condensed combined balance sheet and income statement as of and for the six months ended June 30, 2011.

(d) Exhibits

Exhibit Number	Description
99.1	Audited consolidated balance sheets of Green Tree as of December 31, 2010 and 2009, and the related audited consolidated statements of income, changes in members’ equity and cash flows for each of the two years in the period ended December 31, 2010

99.2	Audited consolidated balance sheets of Green Tree as of December 31, 2009 and 2008, and the related audited consolidated statements of income, changes in members’ equity and cash flows for each of the two years in the period ended December 31, 2009

99.3	Condensed consolidated balance sheets of Green Tree as of June 30, 2011 (unaudited) and December 31, 2010, and the related unaudited condensed consolidated statements of income, changes in members’ equity and cash flows for the six months ended June 30, 2011 and 2010

99.4	Unaudited pro forma condensed combined income statement for the year ended December 31, 2010 and the unaudited pro forma condensed combined balance sheet and income statement as of and for the six months ended June 30, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INVESTMENT MANAGEMENT
Date: August 29, 2011	By:	/s/ Stuart Boyd
Stuart Boyd, Vice President
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Audited consolidated balance sheets of Green Tree as of December 31, 2010 and 2009, and the related audited consolidated statements of income, changes in members’ equity and cash flows for each of the two years in the period ended December 31, 2010

99.2	Audited consolidated balance sheets of Green Tree as of December 31, 2009 and 2008, and the related audited consolidated statements of income, changes in members’ equity and cash flows for each of the two years in the period ended December 31, 2009

99.3	Condensed consolidated balance sheets of Green Tree as of June 30, 2011 (unaudited) and December 31, 2010, and the related unaudited condensed consolidated statements of income, changes in members’ equity and cash flows for the six months ended June 30, 2011 and 2010

99.4	Unaudited pro forma condensed combined income statement for the year ended December 31, 2010 and the unaudited pro forma condensed combined balance sheet and income statement as of and for the six months ended June 30, 2011